UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 29, 2025

KIMCO REALTY CORPORATION
KIMCO REALTY OP, LLC
(Exact name of registrant as specified in its charter)

Maryland (Kimco Realty Corporation)	1-10899	13-2744380
Delaware (Kimco Realty OP, LLC)	333-269102-01	92-1489725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 N. Broadway
Suite 201
Jericho, NY 11753
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (516) 869-9000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Kimco Realty Corporation
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share.	KIM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.125% Class L Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprL	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.250% Class M Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 7.250% Class N Cumulative Convertible Perpetual Preferred Stock, $1.00 par value per share.	KIMprN	New York Stock Exchange

Kimco Realty OP, LLC
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
Kimco Realty Corporation Yes ☐ No ☒	Kimco Realty OP, LLC Yes ☐ No ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Kimco Realty Corporation ☐	Kimco Realty OP, LLC ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted below under Item 5.07, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Kimco Realty Corporation, a Maryland corporation (the “Company”), held on April 29, 2025, the Company’s stockholders, upon the recommendation of the Board of Directors of the Company, approved the adoption of the Kimco Realty Corporation 2025 Equity Participation Plan (the “Plan”), which was previously adopted by the Board of Directors, subject to the approval by stockholders. The Plan, among other things, reserves 17,500,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), for issuance in the form of equity-based awards to employees, consultants and non-employee directors.

A more detailed description of the material terms of the Plan was included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 19, 2025 (the “Proxy Statement”). The foregoing and the summary of the Plan in the Proxy Statement are not complete summaries of the terms of the Plan and are qualified by reference to the text of the Plan, included as Exhibit 10.1 and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on April 29, 2025. The Company previously filed with the Securities and Exchange Commission the Proxy Statement and related materials pertaining to this meeting. On the record date of March 4, 2025, there were 679,498,627 shares of Common Stock outstanding and eligible to vote.

Proposal 1: Election of Directors

Elected the following nine nominees to the Board of Directors (the “Board”) of the Company to serve as directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ross Cooper	569,485,343	14,396,868	245,017	35,627,524
Philip E. Coviello	555,049,390	28,832,311	245,527	35,627,524
Conor C. Flynn	579,450,938	4,444,949	231,341	35,627,524
Nancy Lashine	582,229,366	1,663,815	234,047	35,627,524
Frank Lourenso	558,063,705	25,815,120	248,403	35,627,524
Henry Moniz	575,081,781	7,655,319	1,390,128	35,627,524
Mary Hogan Preusse	554,481,088	29,391,387	254,753	35,627,524
Valerie Richardson	568,543,880	14,204,939	1,378,409	35,627,524
Richard B. Saltzman	551,669,332	32,221,273	236,623	35,627,524

Proposal 2: Advisory Resolution to Approve the Company’s Executive Compensation

Approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis and the accompanying tables in the Proxy Statement. There were 556,929,649 votes for the proposal; 26,501,748 votes against the proposal; 695,831 abstentions; and 35,627,524 broker non-votes.

Proposal 3: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm

Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2025. There were 575,544,176 votes for the proposal; 43,933,332 votes against the proposal; 277,244 abstentions; and no broker non-votes.

Proposal 4: Approval of the Plan

Approved the adoption of the Plan. There were 554,596,208 votes for the proposal; 29,133,611 votes against the proposal; 397,409 abstentions; and 35,627,524 broker non-votes.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Kimco Realty Corporation 2025 Equity Participation Plan (incorporated by reference to Annex B to the Company’s Definitive Proxy Statement on Schedule 14A, filed on March 19, 2025).

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: April 30, 2025
KIMCO REALTY CORPORATION

	By:	/s/ Glenn G. Cohen
Name: Glenn G. Cohen
Title: Chief Financial Officer

KIMCO REALTY OP, LLC

By:	KIMCO REALTY CORPORATION, Managing Member

By:	/s/ Glenn G. Cohen
Name: Glenn G. Cohen
Title: Chief Financial Officer